INTEREST EXPENSES (Tables)	12 Months Ended
Dec. 31, 2021
INTEREST EXPENSES [Abstract]
Interest Expense on Long-term Debt
Interest expenses consist of interest expense on the long-term debt and amortization of deferred financing costs related to the facilities described in Note 9.

All figures in USD ‘000	2021	2020	2019
Interest Expenses, net of capitalized interest	23,392	27,127	34,018
Amortization of Deferred Financing Costs	2,988	4,354	4,372
Total Interest Expenses	26,380	31,481	38,390